UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 207 400 3351

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.000017727 per share	MYOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 15, 2020, Myovant Sciences Ltd. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/MYOV2020. At the Annual Meeting, the shareholders considered and approved three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 24, 2020 (the “Proxy Statement”). Set forth below are the voting results with respect to each matter voted upon.

Proposal No. 1, Election of Directors: Terrie Curran, Mark Guinan, Adele Gulfo, Hiroshi Nomura, Myrtle Potter, Kathleen Sebelius and Lynn Seely, M.D. were each elected to serve as a director for a one-year term by the following votes:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Terrie Curran	51,770,260	14,491,439	664,420	11,053,696
Mark Guinan	60,561,788	5,699,137	665,194	11,053,696
Adele Gulfo	57,479,186	9,027,341	419,592	11,053,696
Hiroshi Nomura	57,422,851	9,088,692	414,576	11,053,696
Myrtle Potter	57,964,761	8,544,602	416,756	11,053,696
Kathleen Sebelius	51,769,162	14,497,016	659,941	11,053,696
Lynn Seely, M.D.	58,708,462	7,806,938	410,719	11,053,696

Proposal No. 2, Ratification of Selection of Auditors: The shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2021, the appointment of Ernst & Young LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the Company’s fiscal year ending March 31, 2021, and the authorization of the Company’s Board of Directors, through the Audit Committee, to set the remuneration for Ernst & Young LLP as the Company’s auditor for the Company’s fiscal year ending March 31, 2021, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
77,435,054	45,971	498,790	—

Proposal No. 3, Advisory Approval of Executive Compensation: The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,028,047	14,146,332	751,740	11,053,696

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: September 17, 2020	By:	/s/ Matthew Lang
Name: Matthew Lang
Title: General Counsel and Corporate Secretary